SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 10, 2005

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact name of Registrants as Specified in their Charters)

Delaware Delaware (States or Other Jurisdiction of Incorporation)	001-14387 001-13663 (Commission file Numbers)	06-1522496 06-1493538 (IRS Employer Identification Nos.)

Five Greenwich Office Park, Greenwich, CT (Address of Principal Executive Offices)		06830 (Zip Code)

Registrants’ telephone number, including area code (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The registrants have entered into an amendment relating to the registrants’ secured credit facility. The Amendment is dated as of November 2, 2005, and was effective as of November 10, 2005. A copy of the Amendment is attached as Exhibit 99.2 hereto. Additional information is contained in the press release attached as Exhibit 99.1 hereto. This press release is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1	Press release of United Rentals, Inc., dated November 11, 2005

99.2

Amendment, dated as of November 2, 2005, among United Rentals, Inc., United Rentals (North America), Inc., United Rentals of Canada, Inc., United Rentals of Nova Scotia (No.1), ULC, JPMorgan Chase Bank, N.A., and JPMorgan Chase Bank, N.A.,Toronto Branch

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of November, 2005.

UNITED RENTALS, INC.

By:      /s/ MARTIN E. WELCH
            ————————————
Name: Martin E. Welch
Title: Interim Chief Financial Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:      /s/ MARTIN E. WELCH
            ————————————
Name: Martin E. Welch
Title: Interim Chief Financial Officer